Exhibit 99.12



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                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re                                 )
                                      )
                                      )
ARMSTRONG WORLD INDUSTRIES,           )         Chapter 11
INC., et al.,                         )         Case No. 00-4471 (RJN)
                                      )         (Jointly Administered)
                     Debtors          )
------------------------------------- )






                                  EXHIBIT 8.8-A

             IDENTITY OF PERSONS ENTERING INTO MANAGEMENT AGREEMENTS


      AWI does not intend to enter into any new employment agreements with management in connection with consummation of its chapter 11 plan of reorganization.